UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2025

Protara Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36694	20-4580525
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

345 Park Avenue South Third Floor New York, NY	10010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 844-0337

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TARA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On November 19, 2025, Protara Therapeutics, Inc. (the “Company” or “Protara”) posted an investor presentation (the “Investor Presentation”) to the “Investors—Events and Presentations” section of the Company’s website at http://www.protaratx.com and posted a press release (the ” Press Release”) to the “Investors—Press Releases” section of the Company’s website at www.protaratx.com. The Investor Presentation and Press Release will be used in connection with a conference call and webcast today, November 19, 2025, at 8:30 am ET, to review the clinical data on the ongoing Phase 2 STARBORN-1 trial program. A copy of the Investor Presentation is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K. A copy of the Press Release is furnished herewith as Exhibit 99.2 to this Current Report on Form 8-K.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On November 19, 2025, the Company announced interim results from its ongoing Phase 2 STARBORN-1 clinical trial of TARA-002 in pediatric patients with Lymphatic Malformations (“LMs”) during a conference call. The Company also issued the Press Release in connection with the announcement of such results.

The Company reported data that highlights the potential of intracystic injection of TARA-002 in pediatric patients with LMs in its Phase 2 STARBORN-1 clinical trial, which is assessing TARA-002, the Company’s investigational cell-based therapy, in patients with macrocystic and mixed-cystic LMs. The interim analysis includes a total of 12 patients who enrolled in the trial and received more than one dose of TARA-002 as of the November 12, 2025 data cutoff. The dataset includes eight patients who were evaluable at eight weeks, two patients who withdrew prior to the eight-week assessment, and two patients remaining in dosing as of the data cutoff on November 12, 2025. Assessment of efficacy is based on the proportion of participants with macrocystic and mixed-cystic LMs who demonstrate clinical success, defined as having either a complete response (90% to 100% reduction from baseline in total LM volume) or substantial response (60% to less than 90% reduction in total LM volume) as measured by axial imaging or via investigator assessment (physical exam, visual inspection and ultrasound). Of the eight patients who were evaluable, the majority (7/8) achieved clinical success with one or two doses. One patient, who presented with a 1,739 ml macrocystic LM, required all four doses, and achieved a complete response. 80% (8/10) of patients that completed treatment achieved clinical success. 100% (8/8) of patients who completed the eight-week response assessment achieved clinical success. 83% (5/6) of macrocystic patients achieved a complete response and the other patient achieved a substantial response. The only mixed-cystic patient achieved a complete response. Two LMs patients reached the 32-week post-treatment assessment and remain disease-free. One patient deemed a complete response was subsequently diagnosed with a ranula (a different type of maxillofacial cyst from LMs).

The majority of adverse events (AEs) were mild to moderate, with no serious AEs reported. The most common AEs were swelling and fatigue. One patient discontinued treatment due to a Grade 2 AE of fatigue.

Forward-Looking Statements

Statements contained in this press release regarding matters that are not historical facts are “forward looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Protara may, in some cases, use terms such as “predicts,” “believes,” “potential,” “proposed,” “continue,” “designed,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should” or other words or expressions referencing future events, conditions or circumstances that convey uncertainty of future events or outcomes to identify these forward-looking statements. Such forward-looking statements include but are not limited to, statements regarding Protara’s intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things: Protara’s business strategy, including its development plans for its product candidates and plans regarding the timing or outcome of existing or future clinical trials (including the timing of any particular phases of such trials and the timing of the announcement of any data produced during such trials or phases thereof); statements related to expectations regarding interactions with the U.S. Food and Drug Administration (FDA); Protara’s financial position; statements regarding the anticipated safety or efficacy of Protara’s product candidates; and Protara’s outlook for the remainder of the year and future periods. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that contribute to the uncertain nature of the forward-looking statements include: risks that Protara’s financial guidance may not be as expected, as well as risks and uncertainties associated with: Protara’s development programs, including the initiation and completion of non-clinical studies and clinical trials and the timing of required filings with the FDA and other regulatory agencies; general market conditions; changes in the competitive landscape; changes in Protara’s strategic and commercial plans; Protara’s ability to obtain sufficient financing to fund its strategic plans and commercialization efforts; having to use cash in ways or on timing other than expected; the impact of market volatility on cash reserves; failure to attract and retain management and key personnel; the impact of general U.S. and foreign, economic, industry, market, regulatory, political or public health conditions; and the risks and uncertainties associated with Protara’s business and financial condition in general, including the risks and uncertainties described more fully under the caption “Risk Factors” and elsewhere in Protara’s filings and reports with the United States Securities and Exchange Commission. All forward-looking statements contained in this press release speak only as of the date on which they were made and are based on management’s assumptions and estimates as of such date. Protara undertakes no obligation to update any forward-looking statements, whether as a result of the receipt of new information, the occurrence of future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
99.1	Investor Presentation, dated November 19, 2025.
99.2	Press Release, dated November 19, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2025

Protara Therapeutics, Inc.

By:	/s/ Patrick Fabbio
Patrick Fabbio
Chief Financial Officer

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